Exhibit 10.10

[FORM OF]

NOTICE OF AWARD OF STOCK PURCHASE RIGHT

AND

STOCK PURCHASE AGREEMENT

UNDER THE 8x8, INC. 2006 STOCK PLAN

Name of Participant: ______________________________________________

Award Date: ____________________________________________________

Number of Shares: _______________________________________________

  Grant of Stock Purchase Right

  8x8, Inc., a Delaware corporation (the "Company"), hereby grants to Participant a Stock Purchase Right (as defined in Section 2.1 of the Company's 2006 Stock Plan (the "Plan")) covering the number of shares of the Company's common stock, par value $0.001 per share (the "Common Stock") set forth above (the "Shares"), subject to the terms and conditions of this Agreement (the "Agreement") and the Plan. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

  Vesting

  No portion of the Shares subject to the Stock Purchase Right will be issued to Participant until such portion has vested.

  Alternative 1: Except as otherwise provided in this Agreement or under the Plan, the Shares shall vest and become exercisable with respect to one-fourth of the Shares on the first anniversary of the Award Date (set forth above) and as to [one thirty- sixth of the remaining Shares subject to the Stock Purchase Right at the end of each successive month thereafter] or [one- fourth of the remaining Shares subject to the Stock Purchase Right on each successive anniversary of the Award Date thereafter] until all of the Shares subject to the Stock Purchase Right have vested, subject to Participant's continuing status as an Employee.

  Alternative 2: Except as otherwise provided in this Agreement or under the Plan, the Shares shall vest and become exercisable contingent upon successfully achieving the [_________] performance goal of [_________], subject to Participant's continuing status as an Employee. There is a minimum threshold set at [__]% of [_________]. No Shares will vest below the [__]% attainment level. For performance at and above [__]%, the number of Shares that vest will be based on a graduated slope, to be capped at [__]% attainment as per Schedule 1.

  Exercise of Stock Purchase Right

    Participant hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Participant, any and all vested Shares subject to the Stock Purchase Right as they vest from time to time, in consideration of services rendered to the Company by Participant and otherwise in accordance with the terms and conditions of this Agreement and the Plan. Immediately upon such vesting from time to time of Shares subject to the Stock Purchase Right: (1) the Stock Purchase Right shall be deemed to be exercised to the extent of the vested Shares as of the date of such vesting; and (2) the Company shall issue the vested Shares to Participant in consideration of services rendered to the Company by Participant, in accordance with Section 7.3(b) of the Plan.

    As soon as practicable after the vesting of any and all Shares, Participant's name shall be entered as the stockholder of record on the books and records of the transfer agent for the Company with respect to the vested Shares subject to compliance with all requirements under applicable laws or regulations in connection with such issuance and with the requirements of this Agreement and of the Plan. The determination of the Committee as to such compliance shall be final and binding on Participant.

    No fraction of a Share shall be delivered to Participant at any time. In the event that, from time to time, the number of Shares that vest and would otherwise be deliverable to Participant includes a fraction of a Share, the number of Shares that shall be deliverable to Participant shall be adjusted to the nearest smaller whole number of Shares.

    Until such time as any Shares subject to the Stock Purchase Right have vested and been issued to Participant pursuant to this Section 3, Participant shall not have any rights as a holder of such Shares, including, but not limited to, voting rights, rights to receive dividends and other distributions with respect to Common Stock, and stockholder inspection rights.

  Termination of Service

  Participant's right to purchase any Shares that are not vested as of the date on which Participant's Service has ceased shall automatically terminate on such date, and the Stock Purchase Right shall be canceled as provided under the Plan and shall be of no further force and effect. In the event of termination of Service, the Company, as soon as practicable following the effective date of termination, shall issue Shares to Participant (or Participant's designated beneficiary or estate executor in the event of Participant's death) with respect to any Shares which, as of the effective date of termination of Service, have vested but for which Shares had not yet been issued to Participant.

  Adjustments

  Subject to any required action by the stockholders of the Company, the number of Shares covered by the Stock Purchase Right shall be proportionately adjusted for certain corporate actions in accordance with and pursuant to Section 4.2 of the Plan. Such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or purchase price of Shares subject to the Stock Purchase Right.

  Incorporation of General Terms and Conditions

  Notwithstanding anything herein to the contrary, this Award shall be subject to and governed by all the terms and conditions of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified in this Agreement.

  Transferability

  This Agreement, and the right to purchase Shares pursuant to the Stock Purchase Right, may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Stock Purchase Right shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

  Term of Stock Purchase Right

  The Stock Purchase Right may not be exercised more than ten (10) years from the Award Date set forth in this Agreement. The Shares may be purchased during the term of the Stock Purchase Right only in accordance with the Plan and the terms of this Agreement.

  Not Employment Contract

  Nothing in this Agreement shall confer upon Participant any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge Participant at any time for any reason whatsoever, with or without cause, subject to the provisions of applicable law.

  Income Tax Withholding

  (a) Participant hereby authorizes the Company to withhold shares of Common Stock from the Shares to be issued pursuant hereto in order to satisfy the minimum tax withholding obligation with respect to Participant.

  (b) Participant authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by federal, state or local laws as a result of the exercise of the Stock Purchase Right.

  (b) Any adverse consequences incurred by Participant with respect to any tax in connection with the award of the Stock Purchase Right or the issuance of Shares to Participant pursuant thereto, shall be the sole responsibility of Participant.

  Change in Control

  In the event of a Change in Control, the Acquiror may, without the consent of Participant, either assume or continue the Company's rights and obligations under the Stock Purchase Right or substitute for the Stock Purchase Right a substantially equivalent purchase right for Acquiror's stock. If the Stock Purchase Right is neither assumed, continued or substituted by the Acquiror in connection with the Change in Control, the Stock Purchase Right shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, any and all shares of Common Stock acquired by Participant upon the vesting of Shares subject to the Stock Purchase Right prior to the Change in Control shall continue to be subject to all applicable provisions of this Agreement.

  Miscellaneous

    Notice under this Agreement shall be given to the Company at its principal place of business, and shall be given to Participant at the address set forth below, or in either case at such other address as one party may subsequently furnish to the other party in writing.

    The Committee may amend the terms of this Agreement, prospectively or retroactively, provided that the Agreement as amended is consistent with the terms of the Plan, but no such amendment shall impair Participant's rights under this Agreement without Participant's consent.

    This Agreement shall be construed and enforced in accordance with the laws of Delaware, without regard to the conflicts of laws principles thereof.

    This Agreement shall be binding upon and inure to the benefit of any successor or assign of the Company and any executor, administrator, trustee, guardian or other legal representative of Participant.

    This Agreement may be executed in counterparts. This Agreement and the Plan together constitute the entire agreement between the parties relative to the subject matter of this Agreement, and supersede all communications, whether written or oral, relating to the subject matter of this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective for all purposes between themselves as of the Award Date.

8X8, INC.
By: ________________________________________ Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned.

Signature: ___________________________ Date: __________________________ Participant's Name: ______________________
Address: ____________________________ ____________________________ ____________________________

[Schedule 1

Performance-Based Vesting Schedule]